                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.:  33-63685
                                                                       33-48765
                                                                       33-81012




            SUPPLEMENT DATED APRIL 25, 2002 TO THE PROSPECTUSES OF
                  MORGAN STANLEY CAPITAL OPPORTUNITIES TRUST
                            DATED JANUARY 29, 2002
                       MORGAN STANLEY TOTAL RETURN TRUST
                            DATED OCTOBER 15, 2001
                     MORGAN STANLEY SMALL CAP GROWTH FUND
                             DATED APRIL 30, 2001


     On April 25, 2002, the Board of Trustees of each of the above-named funds (each, a "Fund" and together, the "Funds") determined to terminate the sub-advisory agreement between Morgan Stanley Investment Advisors Inc. (the "Investment Manager") and TCW Investment Management Company ("TCW"). Effective on or about October 1, 2002, TCW will cease to serve as the Sub-Advisor of the Funds and the Investment Manager will assume direct responsibility for investment of each Fund's portfolio. In managing each Fund, the Investment Manager expects to pursue substantially the same investment strategies as those described in the "PRINCIPAL INVESTMENT STRATEGIES" section of the Fund's Prospectus.


     Morgan Stanley Capital Opportunities Trust and Morgan Stanley Small Cap Growth Fund will be managed by the Investment Manager's Small/Mid-Cap Growth team. Current members of the team include Dennis Lynch, Executive Director, and David Cohen, Vice President.


     Morgan Stanley Total Return Trust will be managed by the Investment Manager's Global Asset Allocation team. Current members of the team include Mark Bavoso, Managing Director, Robert Rossetti, Vice President, and Ian Cameron, Research Analyst.